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Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of American Italian Pasta Company (the "Company") for the annual period ended September 26, 2008 (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2008	/s/ JOHN P. KELLY John P. Kelly President and Chief Executive Officer
Date: December 10, 2008	/s/ PAUL R. GEIST Paul R. Geist Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

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  Exhibit 32